EXHIBIT 24

                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Corporation, an Indiana corporation, hereby appoints ROBERT E. DOLAN and ROBERT A. HURWICH true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8, covering up to 25,000 shares of Common Stock of Lynch Corporation to be issued pursuant to stock options granted by Lynch Corporation, including any and all amendments (including post-effective amendments) thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

IN WITNESS WHEREOF. the undersigned has hereunto set his hand and seal on the date set forth below.


DATE: January 10, 1997             /s/ Paul P. Woolard(L.S.)
                                   Paul P. Woolard

                                     EXHIBIT 24
                      POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Director, Chairman of the Board and Chief Executive Officer (Principal executive Officer), of LYNCH CORPORATION, an Indiana corporation, hereby appoints ROBERT E. DOLAN and ROBERT A. HURWICH true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including Director, Chairman of the Board and Chief Executive Officer (Principal Executive Officer) , to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8, covering up to 25,000 shares of Common Stock of Lynch Corporation to be issued pursuant to stock options granted by Lynch Corporation, including any and all amendments (including post-effective amendments) thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

IN WITNESS WHEREOF. the undersigned has hereunto set his hand and seal on the date set forth below.


DATE: January 10, 1997               s/s Mario J. Gabelli
(L.S.)
                                     Mario J. Gabelli

                                     EXHIBIT 24
                      POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Corporation, an Indiana corporation, hereby appoints ROBERT E. DOLAN and ROBERT A. HURWICH true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8, covering up to 25,000 shares of Common Stock of Lynch Corporation to be issued pursuant to stock options granted by Lynch Corporation, including any and all amendments (including post-effective amendments) thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.


IN WITNESS WHEREOF. the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: January 10, 1997               /s/ Morris Berkowitz
(L.S.)
                                     Morris Berowitz

                                     EXHIBIT 24


                      POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Corporation, an Indiana corporation, hereby appoints ROBERT E. DOLAN and ROBERT A. HURWICH true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8, covering up to 25,000 shares of Common Stock of Lynch Corporation to be issued pursuant to stock options granted by Lynch Corporation, including any and all amendments (including post-effective amendments) thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

IN WITNESS WHEREOF. the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: January 10, 1997               /s/ E. Val Cerutti (L.S.)
                                     E. Val Cerutti





                                     EXHIBIT 24


                                        POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Corporation, an Indiana corporation, hereby appoints ROBERT E. DOLAN and ROBERT A. HURWICH true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8, covering up to 25,000 shares of Common Stock of Lynch Corporation to be issued pursuant to stock options granted by Lynch Corporation, including any and all amendments (including post-effective amendments) thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

IN WITNESS WHEREOF. the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: January 10, 1997               /s/ Paul J. Evanson (L.S.)
                                     Paul J. Evanson





                                     EXHIBIT 24

                      POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Corporation, an Indiana corporation, hereby appoints ROBERT E. DOLAN and ROBERT A. HURWICH true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8, covering up to 25,000 shares of Common Stock of Lynch Corporation to be issued pursuant to stock options granted by Lynch Corporation, including any and all amendments (including post-effective amendments) thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

IN WITNESS WHEREOF. the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: January 10, 1997               /s/ Salvatore Muoio L.S.)
                                     Salvatore Muoio

                                     EXHIBIT 24

                      POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Lynch Corporation, an Indiana corporation, hereby appoints ROBERT E. DOLAN and ROBERT A. HURWICH true and lawful attorneys-in-fact and agents, and each of them (with full power to act without the other) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign, execute, deliver and file with the Securities and Exchange Commission a registration statement on Form S-8, covering up to 25,000 shares of Common Stock of Lynch Corporation to be issued pursuant to stock options granted by Lynch Corporation, including any and all amendments (including post-effective amendments) thereto, granting unto said attorneys and agents, and each of them, full power to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof, and hereby revoking all prior appointments by him, if any, of attorneys-in-fact and agents to sign and file the above-described document, including any and all amendments thereto.

IN WITNESS WHEREOF. the undersigned has hereunto set his hand and seal on the date set forth below.

DATE: January 10, 1997               /s/ Ralph R. Papitto
(L.S.)
                                     Ralph R. Papitto